Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, James Pearce, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the quarterly report on Form 10-Q of Star Resorts Development Inc. for the period ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Star Resorts Development Inc..

Date: November 14, 2008

/s/ James Pierce
James Pierce
Chief Financial Officer
(Principal Accounting Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Star Resorts Development Inc. and will be retained by Star Resorts Development Inc. and furnished to the Securities and Exchange Commission or its staff upon request.